EXHIBIT 10.2


                               JOINDER TO GUARANTY

     THIS JOINDER is executed as of this 30st day of August, 2004 by Glimcher River Valley Mall, LLC, a Delaware limited liability company ("Subsidiary"), Glimcher Properties Limited Partnership, a Delaware limited partnership ("Borrower"), and Glimcher DEVELOPMENT CORPORATION, a Delaware corporation, which hereby agree as follows:

     1. All capitalized terms used herein and not defined in this Joinder shall have the meanings provided in that certain Subsidiary Guaranty (the "Guaranty") dated as of October 17, 2003 executed for the benefit of KeyBank National Association, as agent for itself and certain other lenders, with respect to a loan from the Lenders to Borrower.

     2. As required by the Credit Agreement described in the Guaranty, Subsidiary is executing this Joinder to become a party to the Guaranty.

     3. Each and every term, condition, representation, warranty, and other provision of the Guaranty, by this reference, is incorporated herein as if set forth herein in full and the undersigned agrees to fully and timely perform each and every obligation of a Subsidiary Guarantor under such Guaranty.

     4. Schedule A attached hereto is hereby added to the Credit Agreement as a schedule of the current list of Collateral Pool Assets updated as of the date hereof.

     5. Borrower, in its capacity as property manager ("Manager") and Glimcher Development Corporation, in its capacity as a service provider ("Service Provider") pursuant to that Management Agreement dated as of December, 2001 by and among Subsidiary, Manager, and Service Provider, hereby agree that the Management Agreement and all claims Manager or Service Provider may now have or may hereafter acquire against Subsidiary on account of services or obligations to be performed by Manager or Service Provider under the Management Agreement shall be and hereby are subordinated to the Notes, the Credit Agreement, and the other Loan Documents, including, without limitation, all indebtedness and any interest, fees, costs or expenses thereon due or to become due to Lenders under the Notes, the Credit Agreement, and any other Loan Document.


                         [SIGNATURES APPEAR ON NEXT AGE]

     IN WITNESS WHEREOF, the Subsidiary, Borrower and Service Provider have executed this Joinder as of the date first above written.

                                SUBSIDIARY:

                                GLIMCHER RIVER VALLEY MALL, LLC, a
                                Delaware limited liability company

                                By: Glimcher Properties Limited Partnership,
                                    a Delaware limited partnership, sole member

                                    By: Glimcher Properties Corporation,
                                        a Delaware corporation, Sole
                                        General Partner


                                    By: /s/ George A. Schmidt
                                        ----------------------------------
                                        George A. Schmidt,
                                        Executive Vice President


                                BORROWER/MANAGER

                                GLIMCHER PROPERTIES LIMITED
                                PARTNERSHIP, a Delaware limited partnership

                                By: Glimcher Properties Corporation,
                                    a Delaware corporation, Sole General Partner

                                    By: /s/ George A. Schmidt
                                        ----------------------------------
                                        George A. Schmidt,
                                        Executive Vice President


                                SERVICE PROVIDER:

                                GLIMCHER DEVELOPMENT CORPORATION,
                                a Delaware corporation

                                    By: /s/ George A. Schmidt
                                        ----------------------------------
                                        George A. Schmidt,
                                        Executive Vice President

                                   Schedule A
                                   ----------


                     Current List of Collateral Pool Assets

------------------------------------------------------------------------------------------------------------------
Property        Owner                      Address           City               County        State        Zip
------------------------------------------------------------------------------------------------------------------
Indian Mound    Glimcher Properties, LP    771 S. 30th       Heath (Newark)     Licking       Ohio         43056
Mall                                       Street
------------------------------------------------------------------------------------------------------------------
Northtown Mall  Glimcher Northtown         398 Northtown     Blaine             Anoka         Minnesota    55434
                Venture, LLC               Drive
------------------------------------------------------------------------------------------------------------------
New Towne Mall  Glimcher Properties, LP    400 Mill Avenue,  New Philadelphia   Tuscararwas   Ohio         44663
                                           SE
------------------------------------------------------------------------------------------------------------------
River Valley    Glimcher River Valley      1635 River        Lancaster          Fairfield     Ohio         43130
Mall            Mall, LLC                  Valley Circle
                                           South
------------------------------------------------------------------------------------------------------------------



                                       -3-